AKRE FOCUS FUND
Retail Class: AKREX
Institutional Class: AKRIX
Supra Institutional Class: AKRSX

Supplement dated December 30, 2019 to the
Summary Prospectus dated November 28, 2019

Effective January 1, 2020, Chris Cerrone will be added to the Akre Focus Fund investment team as a Portfolio Manager.

Accordingly, the following changes are made to the summary prospectus, effective January 1, 2020.

The following table replaces the table below the heading “Management” in the Summary Prospectus:

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).
John H. Neff, Partner of the Advisor. Has managed the Fund since August 2014.
Chris Cerrone, Partner of the Advisor. Has managed the Fund since January 2020.

Please retain this Supplement with the Summary Prospectus.